UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 4, 2012

BEST BUY CO., INC.
(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed on the Form 8-K filed by Best Buy Co., Inc. ("Best Buy" or the "registrant") on August 21, 2012, the registrant announced that its Board of Directors appointed Hubert Joly, 53, as Best Buy's President and Chief Executive Officer, subject to and conditioned upon the approval of Mr. Joly's registrant-sponsored U.S. work authorization permitting Mr. Joly to commence employment with Best Buy. On September 4, 2012, the registrant announced that the registrant-sponsored U.S. work authorization permitting Hubert Joly to commence employment with Best Buy was approved. Mr. Joly will commence employment as President and Chief Executive Officer and a member of the Board of Directors of the registrant effective September 4, 2012.

Item 7.01	Regulation FD.

On September 4, 2012, Best Buy issued a news release announcing that Mr. Joly will commence employment as President and Chief Executive Officer and a member of the Board of Directors of the registrant effective September 4, 2012.

As previously announced by the registrant on August 20, 2012, upon stepping down as interim Chief Executive Officer, George L. Mikan III will assume the chairmanship of the registrant's Audit Committee of the Board of Directors and will also serve as a member of the registrant's Finance and Investment Policy Committee.  Hatim Tyabji will continue to serve on the Audit Committee but has stepped down as a member of the registrant's Compensation and Human Resources Committee in light of his additional duties as Chairman of the Board.

The news release issued on September 4, 2012 is furnished as Exhibit 99 to this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that Section unless the registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The registrant's Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following is furnished as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
99
News release issued September 4, 2012. Any internet address provided in this release is for information purposes only and is not intended to be a hyperlink. Accordingly, no information at any internet address is included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: September 4, 2012	By:	/s/ SUSAN S. GRAFTON
Susan S. Grafton
Senior Vice President, Controller and Chief Accounting Officer